Allstate Life Insurance Company
Allstate Life Variable Life Separate Account A

Supplement, dated July 5, 2018, to
the Morgan Stanley Variable Life Insurance Prospectus

This supplement amends the above referenced prospectus offered by Allstate Life Insurance Company. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

Effective October 17, 2018, the Morgan Stanley VIS European Equity Portfolio-Class X and Morgan Stanley VIS Limited Duration Portfolio-Class X are no longer available as investment alternatives. Therefore, the corresponding Morgan Stanley VIS European Equity Portfolio-Class X and Morgan Stanley VIS Limited Duration Portfolio-Class X Sub-Accounts that invests in these Portfolios are closed and are no longer offered as of October 19, 2018. We will no longer accept purchase payments, permit transfers or any allocations to these Variable Sub-Accounts. Any amount invested in the Morgan Stanley VIS European Equity Portfolio-Class X and Morgan Stanley VIS Limited Duration Portfolio-Class X Sub-Accounts as of October 19, 2018 will be transferred to the Invesco V.I. Government Money Market - Series I Sub-Account.

Please keep this supplement for future reference.